                               STOCK PURCHASE AGREEMENT

           THIS AGREEMENT (the "Agreement") is made and entered into as of December 23, 1998, by and among DOBSON COMMUNICATIONS CORPORATION, an
Oklahoma corporation (the "Company"), DOBSON CC LIMITED PARTNERSHIP, an Oklahoma limited partnership ("DCC, L.P."), DOBSON OPERATING COMPANY, an Oklahoma corporation ("Dobson Operating"), J.W. CHILDS EQUITY PARTNERS II, L.P., a Delaware limited partnership ("JWC"), Dana L. Schmaltz (the "Representative"), as representative of, and attorney-in-fact for, certain related persons or entities of JWC listed on Schedule A hereto (the "Group", and together with JWC, the "JWC Group") (the JWC Group, together with the Company, DCC, L.P. and Dobson Operating, the "Purchasers"), FLEET VENTURE RESOURCES, INC., a Rhode Island corporation ("FVR"), FLEET EQUITY PARTNERS
VI, L.P., a Delaware limited partnership ("FEP"), and KENNEDY PLAZA PARTNERS, a Rhode Island general partnership ("KPP" and, together with FVR and FEP, "Fleet"); and, for purposes of Section 10.10 hereof only, Thadeus J. Mocarski.

                            W I T N E S S E T H  T H A T:

           WHEREAS, Fleet owns 100,000 shares of Class B Convertible Preferred Stock of the Company, par value $1.00 per share ("Class B Preferred") and 100,000 shares of Class C Non-Voting Non-Convertible Preferred Stock of the Company, par value $1.00 per share ("Class C Preferred" and, together with all of the Common Stock (as defined below) owned by Fleet whether by conversion of Fleet's Class B Preferred or as payment in connection with the exercise of the DCC Option (as defined below), the "Fleet Stock"), all as more particularly described on EXHIBIT A attached hereto;

           WHEREAS, Fleet has granted to DCC, L.P. an option (the "DCC Option") to purchase 40,000 shares of Class B Preferred pursuant to the terms and conditions of that certain Option Agreement (the "Option Agreement"), dated March 19, 1996, by and among DCC, L.P. and Fleet;

           WHEREAS, DCC, L.P. desires to exercise the DCC Option and in connection therewith DCC, L.P. will transfer to Fleet and Fleet has agreed to accept, 18,169 shares of the Company's Class A Common Stock, par value $1.00 per share (the "Common Stock") having an aggregate value of $12,000,000, as payment for the aggregate exercise price for 40,000 shares of the Common Stock;

           WHEREAS, Fleet desires to convert the 100,000 shares of the Class B Preferred held by it into 100,000 shares of Common Stock, in accordance with the terms of the Company's Amended and Restated Certificate of Designations, Preferences and Relative and Other Special Rights and Qualifications, Limitations and Restrictions of Class B Convertible Preferred Stock;

           WHEREAS, the Company desires to purchase and Fleet desires to sell to the Company, 22,459 shares of the Common Stock held by Fleet and all of the Class C Preferred held by Fleet upon the terms and conditions hereinafter set forth;

           WHEREAS, DCC, L.P. desires to purchase and Fleet desires to sell to DCC, L.P., 17,412 shares of the Common Stock held by Fleet upon the terms and conditions hereinafter set forth;

           WHEREAS, Dobson Operating desires to purchase and Fleet desires to sell to Dobson Operating 20,886 shares of the Common Stock held by Fleet upon the terms and conditions hereinafter set forth; and

           WHEREAS, the JWC Group desires to purchase and Fleet desires to sell to the JWC Group 17,412 shares of the Common Stock held by Fleet upon the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

SECTION 1. EXERCISE OF DCC OPTION; CONVERSION OF CLASS B PREFERRED.

     1.1 CONVERSION OF CLASS B PREFERRED. Fleet hereby exercises its right to convert 100,000 shares of Class B Preferred to 100,000 shares of Common Stock and the Company hereby waives any notice or similar requirement in connection therewith. Fleet acknowledges that no dividends are payable on or with respect to such shares of Class B Preferred solely as a result of such conversion.

     1.2 EXERCISE OF DCC OPTION. DCC, L.P. hereby exercises the DCC Option and subject to the satisfaction of the terms and conditions of this Agreement, Fleet will sell, assign, convey, transfer and deliver to DCC, L.P., at the Closing (as defined herein) 40,000 shares of Common Stock, free and clear of any lien, pledge, claim, encumbrance, restriction, pre-emptive or similar rights (imposed by statute or contract) or call of any kind (herein collectively referred to as "Claims"), together with all accrued dividends and other rights and interests relating thereto, in exchange for an exercise price of $12,000,000 which payment shall be in the form of 18,169 shares of Common Stock. Payment of the exercise price shall be made to the Fleet entities pro rata based on the number of shares being sold by each Fleet entity pursuant to the DCC Option. DCC, L.P. agrees that the transfer of such Common Stock shall be subject to payment by DCC, L.P. of any issuance or transfer tax in respect thereof.

     1.3 SATISFACTION OF CONDITIONS OF OPTION AGREEMENT. Upon the satisfaction of the terms and conditions set forth herein (including, without limitation, any notice or similar requirement) all conditions to the exercise of the DCC Option shall be deemed to have been satisfied and Fleet's obligations under the Option Agreement shall be satisfied in its entirety.

     1.4 DELIVERY OF STOCK. In connection with this Section 1, at the Closing (a) Fleet shall deliver (i) to DCC, L.P. certificates representing 40,000 shares of Common Stock, together with stock powers duly endorsed for transfer of such shares in favor of DCC, L.P. and (ii) to the Company certificates representing 100,000 shares of Series B Preferred together with stock powers duly endorsed for transfer of such shares in favor of the Company; (b) DCC, L.P. shall deliver to Fleet certificates representing 18,169 shares of Common Stock, together with stock powers duly endorsed for transfer of such shares in favor of FVR, FEP and KPP, as applicable; and (c) the Company shall deliver to Fleet certificates representing 100,000 shares of Common Stock.

SECTION 2. SALE AND PURCHASE OF THE FLEET STOCK.

     2.1 SALE AND PURCHASE OF THE FLEET STOCK. Subject to the satisfaction of the terms and conditions of this Agreement, Fleet will sell, assign, convey, transfer and deliver to the Purchasers, and the Purchasers will purchase from Fleet, at the Closing (as herein defined), the Fleet Stock (after giving effect to the exercise of the DCC Option contemplated in Section 1.2 hereof) free and clear of any Claims.

     2.2 PURCHASE PRICE. The purchase price, which includes all accrued dividends (the "Purchase Price") for the Fleet Stock shall be as follows:

NUMBER AND TYPE OF SHARES          PURCHASER                PURCHASE PRICE
-------------------------          ---------                --------------
22,459 shares of Common            The Company              $16,130,000
Stock

17,412 shares of Common            DCC, L.P.                $11,500,000
Stock

20,886 shares of Common            Dobson Operating         $15,000,000
Stock

17,412 shares of Common            The JWC Group            $11,500,000
Stock

100,000 shares of Class C          The Company               $1,870,000
Preferred


           In consideration of the receipt of the Purchase Price, Fleet hereby waives and disclaims any right to receive any additional dividends on and any and all other rights and interests relating to the Fleet Stock.

           Each of the Purchasers shall pay to Fleet on the Closing Date, by wire transfer of immediately available funds, the Purchase Price set forth opposite such Purchaser's name. Fleet shall provide the Purchasers payment instructions prior to the Closing Date.

     2.3 DELIVERY OF STOCK. At the Closing, Fleet shall deliver to each Purchaser a certificate representing the number of shares of Fleet Stock purchased by such Purchaser, together with stock powers duly endorsed for transfer in favor of such Purchaser.

SECTION 3. THE CLOSING.

     The closing of the transactions contemplated hereby (the "Closing") shall take place on the date (the "Closing Date") and at the location of the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of July 28, 1998 (the "Merger Agreement") by and among Dobson/Sygnet Operating Company, a wholly-owned subsidiary of the Company and Sygnet-Wireless, Inc., but in no event later than January 31, 1999.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF FLEET.

     Fleet hereby makes the following representations and warranties to the Purchasers, each of which is true and correct on the date hereof and will be true and correct on the Closing Date:

     4.1 OWNERSHIP; AUTHORITY OF FLEET. On the Closing Date, the shares of the Fleet Stock will be free and clear of any and all Claims. On the Closing Date, Fleet will have good and marketable title free and clear of all claims to the Fleet Stock and has the full legal right, title, power and authority to sell, deliver, convey and assign the Fleet Stock to the Purchasers. Upon delivery to the Purchasers of the Certificates for the Fleet Stock and accompanying instruments of transfer against payment therefor, the Purchasers will have acquired good, valid and exclusive title to the Fleet Stock, free and clear of all Claims. The execution and performance of this Agreement by Fleet, and the consummation by Fleet of the transactions contemplated hereby, will not violate, result in a breach of, or constitute a default under any agreement, instrument, judgment, order or decree to which Fleet is a party or to which Fleet is subject. Except as described in this Agreement, there are no existing contractual obligations or understandings to purchase, repurchase or otherwise acquire any of the Fleet Stock or any interest therein. Except for the Fleet Stock, neither FVR, FEP, KPP nor any of their respective affiliates owns or has any right to acquire any debt or equity securities of the Company.

     4.2 ORGANIZATION. (a) FVR is (i) duly organized, validly existing and in good standing under the laws of the State of Rhode Island, (ii) has full power and authority to own its property and assets and to carry on its business as now being conducted and (iii) has full power to execute, deliver and perform its obligations under the Closing Documents (as defined in Section 6.1 hereof).

           (b) FEP is (i) duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has full power and authority to own its property and assets and to carry on its business as now being conducted and (iii) has full power to execute, deliver and perform its obligations under the Closing Documents.

           (c) KPP is (i) duly organized, validly existing and in good standing under the laws of the State of Rhode Island (ii) has full power and authority to own its property and assets and to carry on its business as now being conducted and (iii) has full power to execute, deliver and perform its obligations under the Closing Documents.

     4.3 AUTHORIZATION. (a) The execution and delivery of, and the performance by FVR of its obligations under, the Closing Documents (i) are within its corporate powers, (ii) have been duly authorized by all requisite corporate action, (iii) do not and will not violate any provision of law, any order of any court or other agency of government, or the corporate charter or bylaws of FVR, and (iv) do not and will not violate any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of FVR pursuant to, any such indenture, agreement or instrument. FVR is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of the Closing Documents. The Closing Documents to which FVR is a party constitute the legal, valid and binding obligations of FVR enforceable against FVR in accordance with their respective terms except that such enforceability may be limited by general principles of equity or laws affecting the enforcement of creditor's rights generally.

           (b) The execution and delivery of, and the performance by FEP of its obligations under, the Closing Documents (i) are within its partnership powers, (ii) have been duly authorized by all requisite partnership action,
(iii) do not and will not violate any provision of law, any order of any court or other agency of government, or the certificate of partnership or partnership agreement of FEP, and (iv) do not and will not violate any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of FEP pursuant to, any such indenture, agreement or instrument. FEP is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of the Closing Documents. The Closing Documents to which FEP is a party constitute the legal, valid and binding obligations of FEP enforceable against FEP in accordance with their respective terms except that such enforceability may be limited by general principles of equity or laws affecting the enforcement of creditor's rights generally.

           (c) The execution and delivery of, and the performance by KPP of its obligations under the Closing Documents (i) are within its partnership powers, (ii) have been duly authorized by all requisite partnership action,
(iii) do not and will not violate any provision of law, any order of any court or other agency of government, or the certificate of partnership or partnership agreement of KPP, and (iv) do not and will not violate any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of KPP pursuant to, any such indenture, agreement or instrument. KPP is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of the Closing Documents. The Closing Documents to which KPP is a party constitute the legal, valid and binding obligations of KPP enforceable against KPP in accordance with their respective terms except that such enforceability may be limited by general principles of equity or laws affecting the enforcement of creditor's rights generally.

     4.4 BROKERS. Fleet has not used any finder or broker in connection with this Agreement.

     4.5 ACCESS TO INFORMATION. Fleet has had access to all information requested by it from the Company and the Purchasers and their representatives concerning the Company and Fleet's decision to sell the Fleet Stock. Fleet acknowledges that the Company and the Purchasers have made no representations or warranties concerning the Company or any of its subsidiaries except as expressly set forth herein, including, without limitation, with respect to any projections of the future financial performance of the Company.

SECTION 5. REPRESENTATION AND WARRANTIES OF THE PURCHASERS.

     Each of Dobson Operating, DCC, L.P. and JWC (on behalf of itself and the other members of the JWC Group) hereby make, as to themselves, the following representations and warranties to Fleet, each of which is true and correct on the date hereof and on the Closing Date.

     5.1 ORGANIZATION. (a) Dobson Operating is (i) duly organized, validly existing and in good standing under the laws of the State of Oklahoma, (ii) has full power and authority to own its property and assets and to carry on its business as now being conducted and (iii) has full power to execute, deliver and perform its obligations under the Closing Documents.

           (b) DCC, L.P. is (i) duly organized, validly existing and in good standing under the laws of the State of Oklahoma, (ii) has full power and authority to own its property and assets and to carry on its business as now being conducted and (iii) has full power to execute, deliver and perform its obligations under the Closing Documents.

           (c) JWC is (i) duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has full power and authority to own its property and assets and to carry on its business as now being conducted and (iii) has full partnership power to execute, deliver and perform its obligations under the Closing Documents.

     5.2 AUTHORIZATION. (a) The execution and delivery of, and the performance by Dobson Operating of its obligations under, the Closing Documents (i) are within its corporate powers, (ii) have been duly authorized by all requisite corporate action, (iii) do not and will not violate any provision of law, any order of any court or other agency of government, or the corporate charter or bylaws of Dobson Operating, and (iv) do not and will not violate any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Dobson Operating pursuant to, any such indenture, agreement or instrument. Dobson Operating is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of the Closing Documents. The Closing Documents to which Dobson Operating is a party constitute the legal, valid and binding obligations of Dobson Operating enforceable against Dobson Operating in accordance with their respective terms except that such enforceability may be limited by general principles of equity or laws affecting the enforcement of creditor's rights generally.

           (b) The execution and delivery of, and the performance by DCC, L.P. of its obligations under, the Closing Documents (i) are within its partnership powers, (ii) have been duly authorized by all requisite partnership action, (iii) do not and will not violate any provision of law, any order of any court or other agency of government, or the certificate of partnership or partnership agreement of DCC, L.P., and (iv) do not and will not violate any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of DCC, L.P. pursuant to, any such indenture, agreement or instrument. Except for required consents which have been obtained, DCC, L.P. is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of the Closing Documents. The Closing Documents to which DCC, L.P. is a party constitute the legal, valid and binding obligations of DCC, L.P. enforceable against DCC, L.P. in accordance with their respective terms except that such enforceability may be limited by general principles of equity or laws affecting the enforcement of creditor's rights generally.

           (c) The execution and delivery of, and the performance by JWC of its obligations under the Closing Documents (i) are within its partnership powers, (ii) have been duly authorized by all requisite partnership action,
(iii) do not and will not violate any provision of law, any order of any court or other agency of government, or the certificate of partnership or partnership agreement of JWC, and (iv) do not and will not violate any material indenture, agreement or other instrument to which it is a party, or by which it is bound, or result in a breach of, or constitute (with due notice or lapse of time or both) a material default under, or result in the creation or imposition of any material lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of JWC pursuant to, any such indenture, agreement or instrument. Except for required consents which have been obtained, JWC is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of the Closing Documents. The Closing Documents to which JWC is a party constitute the legal, valid and binding obligations of JWC enforceable against JWC in accordance with their respective terms except that such enforceability may be limited by general principles of equity or laws affecting the enforcement of creditor's rights generally.

     5.3 BROKERS. None of the Purchasers has used any finder or broker in connection with this Agreement.

     5.4 INVESTMENT INTEREST. Each Purchaser hereby represents and warrants to Fleet that it is acquiring the securities to be purchased by it pursuant to this Agreement for investment and not with a view towards the sale or distribution of the rights hereunder or thereunder.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby makes the following representations and warranties to Fleet, each of which is true and correct on the date hereof and on the Closing Date:

     6.1 ORGANIZATION. The Company (a) is duly organized, validly existing and in good standing under the laws of Oklahoma; (b) is duly qualified to transact business in every jurisdiction where, because of the nature of its business or property, such qualification is required, including, without limitation, the State of Oklahoma; (c) has full power and authority to own its property and assets and to carry on its business as now being conducted; and (d) has full power to execute, deliver and perform its obligations under this Agreement and all documents, agreements, certificates, and instruments executed in connection herewith (collectively, together with this Agreement and the Exhibits and Schedules hereto, the "Closing Documents").

     6.2. AUTHORIZATION. The execution and delivery of, and the performance by the Company of its obligations under the Closing Documents (a) are within its corporate powers, (b) have been duly authorized by all requisite corporate action, (c) do not and will not violate any provision of law, any order of any court or other agency of government, or the corporate charter or by-laws of the Company, and (d) do not and will not violate any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Company pursuant to, any such indenture, agreement or instrument. Except for required consents which have been obtained, the Company is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of the Closing Documents.

     6.3 NO OTHER TRANSACTIONS. Except in connection with the raising of capital in order to consummate the transactions contemplated by the Merger Agreement and to effect the stock purchase contemplated hereunder, neither the Company nor, to its knowledge, any of its stockholders are currently contemplating, and neither the Company nor, to its knowledge, any of its stockholders have engaged in any discussions concerning, any transaction involving an initial public offering of shares of the Company's capital stock, the sale of outstanding shares of capital stock of the Company to third parties or the sale of all or substantially all of the assets of the Company.

     6.4 SOLVENCY. Prior to, upon and immediately after the consummation of the transactions contemplated hereby, the Company was, is, and will be solvent and will have tangible and intangible assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, including for this purpose reasonable estimates of known unliquidated and disputed claims, and has access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     6.5 LITIGATION. There is no threatened or pending suit, claim, action or proceeding against the Company or any of its subsidiaries which individually or in the aggregate is reasonably likely to have a material adverse effect upon the business, assets or condition, financial or otherwise, of the Company; and there is no suit, claim, action or proceeding now pending or threatened which seeks to prevent or delay the consummation of the transactions contemplated by the Closing Documents.

     6.6 NO BREACH. The consummation of the transactions contemplated by the Closing Documents will not constitute or result in any default, breach or violation of any statute, law, ordinance, decree, order, rule or regulation of any governmental body, any provision of the Company's Articles of Incorporation or By-laws, any promissory note, indenture or any evidence of indebtedness or instrument or agreement providing security therefor, or any lease, contract, commitment or other agreement to which it is a party or by which it is bound, which individually or in the aggregate may result in a material adverse effect on the business, assets or condition, financial or otherwise, of the Company.

      6.7 BROKERS. The Company has not used any finder or broker in connection with this Agreement.

     6.8 ENFORCEABLILTY. The execution and delivery by the Company of the Closing Documents to which it is a party constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms except as such enforceability may be limited by general principles of equity or laws affecting the enforcement of creditors' rights generally.

SECTION 7. CONDITIONS PRECEDENT TO THE PURCHASERS' OBLIGATIONS.

           All obligations of the Purchasers under this Agreement are subject to the fulfillment (or waiver in whole or in part by each of the Purchasers in writing) on or before the Closing Date, of each of the following conditions:

     7.1 CORRECTNESS OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Fleet contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date as though such representations and warranties were made on and as of the Closing Date.

     7.2 COMPLIANCE WITH AGREEMENT. Fleet shall have performed and complied in all material respects with all of its obligations contemplated by this Agreement.

     7.3 GENERAL RELEASE. The Purchasers shall have received from Fleet and Thadeus J. Mocarski a General Release in the form of Exhibit B attached hereto.

SECTION 8.  CONDITIONS PRECEDENT TO FLEET'S OBLIGATIONS.

          All obligations of Fleet under this Agreement are subject to fulfillment (or waiver in whole or in part by Fleet in writing) on or before the Closing Date of the following conditions:

     8.1 CORRECTNESS OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date as though such representations and warranties were made on and as of the Closing Date.

     8.2 COMPLIANCE WITH AGREEMENT. The Purchasers shall have performed and complied in all material respects with all of their obligations under this Agreement.

     8.3 GENERAL RELEASE. Fleet shall have received from the Company and its stockholders a General Release in the form of EXHIBIT B attached hereto.

     8.4 EXPENSES. The Company shall have paid any and all of Fleet's reasonable out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred as a result of the transactions contemplated hereby and those contemplated by the Merger Agreement.

     8.5  CLOSING DATE.  The Closing shall occur no later than January 31,
1998.

SECTION 9.  INDEMNIFICATION.

     9.1 INDEMNIFICATION BY COMPANY. The Company shall indemnify Fleet and its directors, officers and employees (collectively "Fleet Parties") and Thadeus J. Mocarski, respectively, against and hold each of them harmless from any and all liabilities, claims, suits, proceedings, demands, judgments, damages, expenses and costs (including without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claims covered by this indemnity, on an as-incurred basis) which Fleet or Mr. Mocarski may suffer or incur by reason of Fleet's ownership of the Company's capital stock prior to the date hereof or by reason of Mr. Mocarski's service as a director of the Company prior to the date hereof, including, without limitation, fraudulent conveyances made by the Company to Fleet, any material breach by the Company of any of the covenants, representations, warranties or agreements made by the Company in this Agreement or liabilities arising in connection with the claims instituted against the Company and certain other persons by Stephanie M. Hardberger. The indemnification provided to Mr. Mocarski herein is in addition to any other indemnification the Company may provide or has agreed to provide to the members of the Board of Directors of the Company and shall not limit in any way any other indemnification provided by the Company.

     9.2 PROCEDURE. If any claim is made by Fleet or Mr. Mocarski, or if any suit or proceeding is instituted against the Company, Fleet or Mr. Mocarski which, if valid or prosecuted successfully would entitle Fleet or Mr. Mocarski to be indemnified by the Company under Section 9.1 hereof (an "Indemnifiable Claim"), Fleet or Mr. Mocarski shall notify the Company in writing of such Indemnifiable Claim or potential Indemnifiable Claim. The Company may, at its own cost and expense, assume the defense of such Indemnifiable Claim or participate with Fleet and/or Mr. Mocarski, as the case may be, either directly or through its counsel, in the resolution, by litigation or otherwise, of any Indemnifiable Claim. Fleet and Mr. Mocarski agree to reasonably cooperate with the Company in determining the validity of any Indemnifiable Claim. Fleet and Mr. Mocarski agree that it and he will not settle any Indemnifiable Claim without the written consent of the Company, which shall not be unreasonably withheld.

     9.3  INCREMENTAL INDEMNIFICATION.  The indemnification provided to
Mr. Mocarski under Section 9.1 shall be in addition to any other indemnification provided to members of the Board of Directors of the Company. Mr. Mocarski shall be entitled to exercise any other rights to indemnification as a director he may have and such other rights shall not be limited in any way by the provisions of this Section 9.

     9.4 NOTICES. Notices hereunder shall be effective if personally delivered or deposited in the United States mail, postage prepaid, registered or certified, return receipt requested or sent via nationally recognized overnight delivery service, and addressed:

     To the Company:

          Dobson Communications Corporation
          1349 N. Broadway Extension
          Suite 200
          Oklahoma City, OK 73116
          Attn: Everett R. Dobson

     With a copy to:

          Dobson Communications Corporation
          1349 N. Broadway Extension
          Suite 200
          Oklahoma City, OK 73116
          Attn: Ronald L. Ripley, Esq.
          Senior Corporate Counsel

     To Fleet:

          Fleet Equity Partners
          50 Kennedy Plaza, Suite 1200
          Providence, RI  02903
          Attn:  Thadeus J. Mocarski

     With a copy to:

          Neil A. Torpey, Esq.
          Paul, Hastings, Janofsky & Walker, LLP
          399 Park Avenue
          New York, NY 10022

     To the JWC Group:

          J.W. Childs Associates, L.P.
          One Federal Street, 21st Floor
          Boston, MA 02110
          Attn: Dana L. Schmaltz

     With a copy to:

          Skadden, Arps, Slate, Meagher & Flom LLP
          One Beacon Street
          Boston, MA 02108
          Attn: Louis A. Goodman, Esq.

     Any party may change the address to which notices are to be addressed by giving the other party notice in the manner herein set forth.

SECTION 10.  MISCELLANEOUS.

     10.1 ASSIGNMENT. Neither this Agreement nor any right hereunder may be assigned by any party without the prior written consent of the other parties.

     10.2 FURTHER ACTS. From and after the Closing Date, upon reasonable request, each party hereto will perform all such further acts and assurances and execute, acknowledge and deliver documents as may be reasonably appropriate to carry out the transactions contemplated hereby.

     10.3 ENTIRE AGREEMENT; CONSTRUCTION. This Agreement, including the Exhibits and the Schedules delivered pursuant hereto, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior promises, understandings and agreements with reference to the subject matter hereof. This Agreement may not be changed, terminated or discharged without a mutual written instrument signed by the parties hereto. This Agreement shall be construed under the laws of the State of New York , without giving effect to principles of conflicts of laws, and shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives and permitted assigns.

     10.4 HEADINGS. The headings of the Sections and paragraphs of this Agreement have been inserted for the convenience of reference only and shall not affect the interpretation of any of the provisions of this Agreement.

     10.5 TERMINATION. As of the Closing Date, the Securities Purchase Agreement by and among Fleet and the Company dated as of March 19, 1996 (as amended as of February 26, 1997) (the "SPA"); the Shareholders Agreement among the Company and its shareholders, dated as of February 26, 1997; the Option Agreement; the Option Agreement among Fleet and the Company dated as of March 19, 1996; and each other agreement between or among Fleet, the Company or any of the Company's affiliates related to any of the foregoing shall be terminated and extinguished and no party thereto shall have any further liability to the other party or parties thereto. Fleet and the Company shall not, and the Company shall cause its affiliates not to, make any claim under any of such agreements.

     10.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     10.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     10.8 KEY MAN POLICY. Fleet hereby acknowledges and agrees that as of the Closing Date it shall have no further right or interest in the key man life insurance policy required to be obtained pursuant to Section 5.10 of the SPA. Fleet agrees to take such steps as the Company reasonably requests (at the Company's expense) to evidence its relinquishment of any interest in such policy.

     10.9 GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

     10.10 CONFIDENTIALITY. (a) Each of Fleet and Thadeus J. Mocarski ("Mocarski") acknowledge that, in the course of their association with the Company and DCC, L.P., they have received and become knowledgeable regarding confidential and proprietary information about the Company, its subsidiaries and DCC, L.P., including but not limited to financial information and analyses, business models, customer data, reports, plans, market information, studies, strategies, documents and trade secrets which are not publicly available ("Confidential Information"). "Confidential Information" shall not include any information (i) which is or becomes publicly available, other than as a result of disclosure in violation of this Section 10.10, (ii) was available to or known by Fleet or Mocarski prior to its disclosure by the Company or any of its subsidiaries or DCC, L.P., or (iii) becomes available to Fleet or Mocarski from a person who is not obligated to the Company or one of its subsidiaries or DCC, L.P. to keep such information confidential.

     (b) For a period of one (1) year after the date of this Agreement, Fleet and Mocarski each agree to keep all such Confidential Information confidential and not to disclose (in whole or in part) such Confidential Information to any person not affiliated with the Company, without the prior written consent of the Company, which may be withheld for any reason. In addition to all other rights and remedies to prevent any breach or threatened breach of this non-disclosure obligation. This non-disclosure obligation of Fleet and Mocarski shall survive the Closing Date and shall not be released by the General Release given to them in connection with this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       FLEET VENTURE RESOURCES, INC.

                                       By: /s/ Thadeus J. Mocarski
                                           ---------------------------------
                                           Thadeus J. Mocarski
                                           Senior Vice President


                                       FLEET EQUITY PARTNERS VI, L.P.

                                       By: Fleet Growth Resources II, Inc.,
                                           A General Partner


                                       By: /s/ Thadeus J. Mocarski
                                           ---------------------------------
                                           Thadeus J. Mocarski
                                           Senior Vice President


                                       KENNEDY PLAZA PARTNERS

                                       By: /s/ Thadeus J. Mocarski
                                           ---------------------------------
                                           General Partner


                                       DOBSON COMMUNICATIONS CORPORATION

                                       By: /s/ Everett R. Dobson
                                           ---------------------------------
                                           Name: Everett R. Dobson
                                           Title: President

                          DOBSON CC LIMITED PARTNERSHIP

                          By: RLD, Inc., its General Partner

                          By: /s/ Everett R. Dobson
                              ------------------------------------------------
                              Name: Everett R. Dobson
                              Title: President


                          DOBSON OPERATING COMPANY

                          By: /s/ Everett R. Dobson
                              ------------------------------------------------
                              Name: Everett R. Dobson
                              Title: President


                          J.W. CHILDS EQUITY PARTNERS II, L.P.

                          By: J.W. Childs Advisors II, L.P., its general partner
                          By: J.W. Childs Associates, L.P., its general partner
                          By: J.W. Childs Associates, Inc., its general partner


                          By: /s/ Dana L. Schmaltz
                              ------------------------------------------------
                              Name: Dana L. Schmaltz
                              Title: Vice President


                          By: /s/ Dana L. Schmaltz
                              ------------------------------------------------
                              Dana L. Schmaltz, as agent, and attorney-in-fact for certain coinvestors under Purchaser
Appointment of Agent and Power of Attorney                                   and
not in his individual capacity


                                              FOR PURPOSES OF SECTION 10.10 ONLY


                                              /s/ Thadeus J. Mocarski
                                              ------------------------------
                                              Thadeus J. Mocarski

                                      SCHEDULE A


     Dobson
     JWC Stockholders

          STOCKHOLDER
     1    J.W. Childs Equity Partners II, L.P.
     2    JWC Equity Funding II, Inc.
     3    Bock Family Trust
     4    Childs, John W.
     5    Childs, Richard S.
     6    Childs, James E.
     7    Anderson, Samual A.
     8    Healy, Timothy J.
     9    Hopkins, Glenn A.
     10   Horn, Jerry D.
     11   MacDonald, B. Lane
     12   Rudy, Raymond B.
     13   Schmaltz, Dana
     14   Chechesse Creek Trust
     15   Segal, Steven G.
     16   SGS 1995 Family Limited Partnership
     17   Steven G. Segal 1995 Irrevocable Trust
     18   SGS-III Family Limited Partnership
     19   Suttin, Adam L.
     20   Suttin Irrevocable Family Trust, Adam L.
     21   Suttin Family Trust II
     22   Suttin IRA, Eugene N.
     23   Yun, Edward D.
     24   Yun Family Trust
     25   Elman, Bob
     26   Kozlowski, Ed
     27   Murphy, Jim
     28   Rebacliff, Baker & Dobbs, LLC
     29   Schmidt, Benno C.
     30   Soussou, Mario
     31   Watts, Bill
     32   OFS Investment Partners II


                         LIST OF EXHIBITS AND SCHEDULES

Exhibit A           Stock owned by Fleet

Exhibit B           Release


                                   EXHIBIT A
                              STOCK OWNED BY FLEET


SHAREHOLDER                                     SHARES TO BE REDEEMED
-----------                                     ---------------------
Fleet Venture Resources, Inc.           Stock Certificate Nos. B-1 for 27,778
111 Westminister Street                 shares and B-4 for 41,668 shares of
Providence, RI 02903                    Class B Convertible Preferred Stock,
                                        convertible into an aggregate of 69,446
                                        shares of Class A Voting Stock

                                        Stock Certificate Nos. CP-1 for 27,778
                                        shares and CP-4 for 41,668 shares of
                                        Class C Non-Voting, Non-Convertible
                                        Preferred Stock

Fleet Equity Partners VI, L.P.          Stock Certificate Nos. B-2 for 11,905
111 Westminister Street                 shares and B-5 for 17,857 shares of
Providence, RI 02903                    Class B Convertible Stock, convertible
                                        into an aggregate of 29,762 shares of
                                        Class A Voting Common Stock

                                        Stock Certificate Nos. CP-2 for 11,905
                                        shares and CP-5 for 17,857 shares of
                                        Class C Non-Voting, Non-Convertible
                                        Preferred Stock


Kennedy Plaza Partners                  Stock Certificate Nos. B-3 for 317
c/o Fleet Equity Partners               shares and B-6 for 475 shares of Class B
111 Westminister Street                 Convertible Preferred Stock, convertible
Providence, RI 02903                    into an aggregate of 792 shares of
                                        Class A Voting Common Stock

                                        Stock Certificate Nos. CP-3 for 317
                                        shares and CP-6 for 475 shares of
                                        Class C Non-Voting, Non-Convertible
                                        Preferred Stock


                                   EXHIBIT B

                                GENERAL RELEASE

          This General Release is entered into this 23rd day of December, 1998, by and between Dobson Communications Corporation, a Delaware corporation (the "Company"), the shareholders of the Company who are signatories to this General Release (the "Company Shareholders"; and together with the Company, the "Company Parties"); and Fleet Venture Resources, Inc., a Rhode Island corporation ("FEP"), Fleet Equity Partners VI, L.P., a Delaware limited partnership ("FFG"), Kennedy Plaza Partners, a Rhode Island general partnership ("KPP"), and Thadeus J. Mocarski, an individual ("Mocarski";
and together with FVR, FEP and KPP, the "Fleet Parties").

          In consideration of the sum of $1.00 paid to the Company Parties by the Fleet Parties and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the mutual releases set forth herein, the undersigned parties hereby agree as follows:

     1. The Company Parties, and each of them, do hereby remise, release and forever discharge the Fleet Parties, and their respective officers, directors, employees, shareholders, partners, managers, agents, successors and assigns from any and all manner of actions, causes of action, debts, dues, claims and demands, both at law and in equity (collectively, "Claims"), that the Company Parties or any of them ever had, now have, or in the future may have for or by reason or means of any matter or thing from the beginning of the world to the present, and further, but without restricting the generality of the foregoing, any and all Claims, which directly or indirectly are the subject matter of, arise out of, or are connected in any way with the Fleet Parties' ownership of capital stock of Company, except as set forth in Paragraph 3 below.

     2. The Fleet Parties, and each of them, do hereby remise, release and forever discharge the Company Parties, and their respective officers, directors, employees, shareholders, partners, managers, agents, successors and assigns from any and all Claims, that the Fleet Parties or any of them ever had, now have, or in the future may have for or by reason or means of any matter or thing from the beginning of the world to the present, and further, but without restricting the generality of the foregoing, any and all Claims, which arose while the Fleet Parties were owners of capital stock of the Company or while Mocarski served on the Company's board of directors, except as set forth in Paragraph 3 below.

     3. Notwithstanding anything in this General Release to the contrary, this General

Release will not release any of the parties hereto from (i) Claims based upon fraud committed by such party or such party's breach of its fiduciary duty to the other party or (ii) any of their respective representations, warranties, covenants, agreements and obligations pursuant to that certain Stock Purchase Agreement of even date herewith by and among the Company and the Fleet Parties; and (iii) will not release the Company Parties from any obligation any of them may have to indemnify Mocarski in conjunction with his service on the Company's board of directors.

     4. This General Release shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of laws, and any dispute thereunder shall be resolved in the courts located in that state, and the undersigned consent to the exclusive jurisdiction of those courts for such purpose.

     5. This General Release may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have executed this General Release as of the date first above written.


                         DOBSON COMMUNICATIONS CORPORATION


                         By: /s/ Ronald L. Ripley
                            ------------------------------------
                            Name: Ronald L. Ripley
                            Title: Vice President


                         FLEET VENTURE RESOURCES, INC.


                         By: /s/ Thadeus J. Mocarski
                            -----------------------------------
                            Thadeus J. Mocarski
                            Senior Vice President


                         FLEET EQUITY PARTNERS VI, L.P.

                         By:  Fleet Growth Resources II, Inc.,
                              A General Partner

                         By:  /s/ Thadeus J. Mocarski
                            -----------------------------------
                              Thadeus J. Mocarski
                              Senior Vice President

                    KENNEDY PLAZA PARTNERS


                    By:  /s/ Thadeus J. Mocarski
                         --------------------------------------
                         General Partner



                    /s/ Thadeus J. Mocarski
                    -------------------------------------------
                    Thadeus J. Mocarski
                    DOBSON CC LIMITED PARTNERSHIP

                    By: RLD, Inc., its General Partner


                    By:  /s/ Ronald L. Ripley
                         -------------------------------------
                         Name: Ronald L. Ripley
                         Title: Attorney in Fact for RLD, Inc.